EXHIBIT 10.8.3


                          FIRST RESTATED LOAN AGREEMENT
                          -----------------------------

         THIS FIRST RESTATED LOAN AGREEMENT made and entered into this 1st day of October 2003 by and among INTRUST Bank, N.A. (herein referred to as "Bank"), TENT Finance, Inc., a Delaware corporation, and Total Entertainment Restaurant Corp., a Delaware corporation (herein collectively referred to as "Borrower") and the Subsidiaries, as defined below (herein collectively referred to as "Guarantor").

         WITNESSETH:

         WHEREAS, the parties have previously executed a Loan Agreement dated September 1, 1998 (the "Loan Agreement"); and

         WHEREAS, Borrower has that Bank extend the maturity date of the Facility and Bank has agreed to this on certain terms and conditions; and


         WHEREAS, Guarantor has agreed to continue to guarantee the Indebtedness.

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties agree as follows:

                            ARTICLE I -- DEFINITIONS

         1.1. DEFINITIONS. When used in this Agreement, the following terms shall have the following meanings:

                (a) "Accounts" shall mean the accounts of the Borrower and Guarantor, as that term is defined in the UCC. "Accounts" include all receivables, third-party claims, instruments, documents, chattel paper and executory contract rights.

         (b) "Agreement" shall mean this First Restated Loan Agreement together with all amendments and supplements hereto.

                (c) "Capital Lease Excess" shall mean the amount by which the total outstanding under all Capital Leases of Borrower or Guarantor on a consolidated basis exceeds the sum of one million dollars ($1,000,000.00).

         (d) "Capital Leases" shall mean leases of personal property that are eligible for capital treatment under generally accepted accounting principles consistently applied.

         (e) "Collateral" shall mean all of Borrower's and Guarantor's right, title and interest in its Accounts, Equipment, Inventory, Fixtures, Chattel Paper, Instruments, Documents, Deposit Accounts, Contracts, General Intangibles (as each of those terms are defined in the UCC), executory contract rights and third-party claims, along with all Borrower's and Guarantor's right, title and interest in its Restaurants, including but not limited to, the Real Estate, Leaseholds, FF&E, Accounts, Contracts, General Intangibles, Inventory, Licenses and Permits and Trademark Licenses relating to the Restaurants, whether now owned or hereafter acquired, including all proceeds from the disposition or collection thereof.

         (f) "Contracts" shall mean all contracts, agreements and warranties governing the use, occupancy, operation, management, name, or chain affiliation and/or repair and service of a Restaurant, and all leases and occupancy agreements, and all amendments, modifications, and supplements to any of the foregoing, of Borrower and Guarantor.

                (g) "EBITDA" shall mean the aggregate of Borrower's and Guarantor's consolidated net income before interest expense, tax expense, depreciation expense and amortization expense cumulated for the fifty two (52) weeks immediately preceding the date of determination, excluding EBITDA generated by any New Restaurant.

         (h) "EBITDA Multiple" shall mean the factor 2.25.

         (i) "Equipment" shall mean Borrower's and each of Guarantor's equipment as that term is defined in the UCC.

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         (j) "Event of Default" shall mean an event described in Article VII.

         (k) "Facility" shall mean the revolving credit facility extended to Borrower by Bank evidenced by the Facility Note, as further described in Section
2.1 hereof.

                (l) "FF&E" shall mean Borrower's and each of Guarantor's fixtures, furnishings, Equipment, furniture and other items of tangible personal property now or hereafter located in the Restaurant or used in connection with the operation, and the maintenance of all or any part of the Restaurant, including, without limitation, appliances, machinery, equipment, signs, artwork, furnishings, and specialized equipment for kitchens, laundries, bars, restaurants, public rooms, linens, dishware, awnings, shades, blinds, floor coverings, hall and lobby equipment, heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevators, escalators, air conditioning and communication systems, security systems, sprinkler systems, fire prevention and extinguishing apparatus, cash registers, computers and related equipment, equipment for the maintenance, repair and cleaning of parking areas, walks, driveways and common areas.

         (m) "General Intangibles" shall mean Borrower's and each of Guarantor's general intangibles as that term is defined in the UCC.

         (n) "Indebtedness" shall refer to all debt, including all contract, tort and statutory obligations of any nature of Borrower or Guarantor to Bank of every kind and description, direct or indirect, primary or secondary, secured or unsecured (including overdrafts), joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how it may be evidenced.

         (o) "Inventory" shall mean Borrower's and each of Guarantor's inventory as that term is defined in the UCC.

         (p) "Leasehold" shall mean the interest of Borrower or Guarantor under any ground lease or lease of improvements, including the leasehold estate created thereby, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon, plus all modifications, extensions and renewals of any lease and all credits, deposits, options, privileges and rights of Borrower or Guarantor as lessee under a lease, including, but not limited to, the right, if any, to renew or extend the lease for a succeeding term or terms; all the estates, rights, title, claims or demands whatsoever of Borrower or Guarantor either in law or in equity, in possession or expectancy, of, in and to the real estate covered by any lease or improvements located thereon; and all easements, rights-of-way, strips of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights.

                (q) "Licenses & Permits" shall mean all building permits, certificates of occupancy and other permits, licenses, memberships, franchises, contracts, approvals and authorizations necessary for Borrower or Guarantor to own, use, occupy, operate or maintain a Restaurant or any part thereof as operated now or in the future, including any license required for the service of alcoholic beverages.

                (r) "Loan Documents" shall mean and refer to this Agreement, the Note, all mortgages or deeds of trust, all security agreements and assignments, all guaranty agreements, and all other documents and agreements required to be executed herein or executed pursuant hereto, and as any of them may be extended, renewed, amended or supplemented from time to time.

         (s) "National Prime Rate" shall mean the Prime Rate as published in the Wall Street Journal, Money Rates Table, as of the date of any interest rate adjustment.

         (t) "Net Worth" shall mean at any date the net worth of Borrower, consolidated with Guarantor, including intangible assets not to exceed $6,000,000, as determined under GAAP.

         (u) "New Restaurant' shall mean a Restaurant under construction or in its first fiscal quarter of operation, if the results of its operation are not, and have not previously been, included in Borrower's EBITDA calculation.

         (v) "Note" shall mean the Facility Note, and all extensions, renewals, modifications or replacements thereof.

         (w) "Operating Leases" shall mean leases of personal or real property by Borrower or Guarantor, the payment of which is deducted from the results of operations of Borrower or Guarantor prior to calculation of EBITDA.

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         (x) "Real Estate" shall mean the real estate, all buildings or improvements situated thereof, together with all easements, servitudes, rights of way, sewer rights and all appurtenances whatsoever, in any way now or hereafter belonging to the real estate and the rents, issues and profits thereof.

         (y) "Restaurant" shall mean the Real Estate, if owned by Borrower or Guarantor; any Leasehold interest of Borrower or Guarantor; all improvements, buildings, structures and appurtenances located on the Real Estate or any leasehold, including bars, banquet, meeting and other public rooms, garage and parking spaces, kitchens, storerooms and maintenance workshops and all public grounds; and all Accounts, Contracts, General Intangibles, Inventory, Licenses and Permits, FF&E, plans and specifications, Trademark Licenses and all other property of every kind and description used or useful in the ownership, occupancy, operation, and maintenance of the restaurant as currently operated or proposed to be operated in the future, together with any and all proceeds of the foregoing, including, without limitation, any and all cash and noncash consideration received from the sale, exchange, lease, collection or other disposition of any of the foregoing, any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any of the foregoing, and all replacements, substitutions for the foregoing or accessions thereto.

                (z) "Subsidiaries" shall mean on the date of this Agreement, the entities identified on Attachment "A" hereto. "Subsidiaries" shall further include all future entities owned in whole or in part by TENT Finance, Inc. to the extent such entities own and operate Fox & Hound Restaurants, Bailey's Sports Grilles, or other ventures financed in whole or in part by proceeds of the Facility.

                (aa) "Trademark Licenses" shall mean all trademark rights, trade names, trade name rights, patents, patent rights, and fictitious name rights necessary to enable Borrower or Guarantor to conduct its business without conflict with the rights of others, including contracts granting to Borrower or Guarantor any right to use any Trademark or name with regard to a Restaurant or part thereof.

                (bb) "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of Kansas.

                         ARTICLE II -- NOTE AND SECURITY

         Section 2.1. FACILITY. Pursuant to the terms and conditions of this Agreement, Bank agrees to establish a Facility of $20,000,000 in favor of Borrower, to be evidenced by a Facility Note, which shall mature on October 1, 2006. A copy of the Facility Note is attached hereto as Attachment "B". Advances under the Facility will be made by Bank to Borrower from time to time in accordance with the terms and conditions of this Agreement. Borrower shall use all advances solely for the purposes set forth in Section 2.4 hereof.

         Section 2.2. TERMS OF PAYMENT ON FACILITY. Interest on the Note, or any advance thereunder, shall be adjusted on the first day of each month to National Prime Rate as of such date less 1/2%. Accrued interest shall be due on the first day of each month beginning October 1, 2003. Principal shall be due and payable at maturity.

         Section 2.3. LIMITATIONS ON THE FACILITY. Borrower may borrow, partially or wholly repay its borrowings, and reborrow, by requesting advances from the Facility, so long as:

         (a) The total Indebtedness owed Bank, including all principal and accrued interest does not exceed the Facility at any one time;

         (b) None of the terms and conditions of this Agreement are in default

         (c) Bank has not determined that there has been a material adverse change in the financial condition of Borrower on a consolidated basis;

         (d) Neither Borrower nor Guarantor is in default under any loan, any other financial obligation, or any other material agreement;

         (e) The advance, when aggregated with all outstanding Indebtedness of Borrower, will not result in a breach of the financial covenants set forth in
Section 5.12 hereof, as of the date of such loan or advance hereunder; and

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         (f) The advance, when aggregated with all outstanding loans, advances or loan commitments by Bank, to Borrower (or to other persons or entities required by law to be aggregated with the outstanding loans of Borrower), would not exceed Bank's legal lending limit determined pursuant to federal regulations and issuances of the Office of the Comptroller of the Currency, as of the date of such loan or advance hereunder.

         Section 2.4. USE OF PROCEEDS. The proceeds from the Facility shall be used for working capital and restaurant development, including acquisition of furnishings, fixtures, equipment and leaseholds for Fox & Hound restaurants, English Pub & Grille restaurants, Bailey's Sports Grille, Baileys Pub & Grille restaurants, or other ventures approved by Bank. Additionally, in strict accordance with the prior written consent of Bank, which may be withheld in Bank's sole discretion, Borrower may use proceeds from this Facility to purchase treasury stock.

         Section 2.5. SECURITY. As security for the entire Indebtedness to Bank, Borrower and Guarantor hereby pledge, assign and grant a first security interest in favor of Bank in the Collateral of Borrower and Guarantor. It is acknowledged that Borrower may from time to time form additional Subsidiaries for the purpose of operating additional locations. From the date of formation of such new Subsidiary, it shall be deemed a Guarantor hereunder, subject to the terms and condition of this Agreement. Borrower agrees to promptly notify Bank of the formation of any new Subsidiary and to cause such Subsidiary to deliver to Bank an unlimited guaranty of the Indebtedness and other Loan Documents reasonably requested by Bank to grant and perfect in Bank a first and prior security interest in the Collateral held by such new Subsidiary.

         Section 2.6. RENEWALS AND EXTENSIONS. If no Event of Default has occurred or is continuing, Borrower shall have the option to renew the Indebtedness outstanding under the Facility Note on its maturity date. Such renewal shall be evidenced by a term note having a maturity date of October 1, 2010 (the "Renewal Note"). Interest on the Renewal Note shall be adjusted on the first day of each month to National Prime Rate as of such date less 1/2%. The Renewal Note shall provide for equal installments of principal and interest commencing on November 1, 2006 and continuing each month thereafter as necessary to fully amortize the Indebtedness plus future interest over the term. As a precondition of such renewal, Borrower and Guarantor agree to execute and deliver to Bank such additional documents as may be required by Bank to grant, continue or perfect Bank's interest in the Collateral, as it may exist at the time of such renewal.

Any renewal, extension or modification of the Facility Note, or any advance made pursuant to the terms of such note, or any other indebtedness which Borrower may have with Bank in the future, shall be subject to the terms of this Agreement. Except as expressly set forth herein, Bank is under no obligation to renew any obligation when it matures.


ARTICLE III -- REPRESENTATIONS AND WARRANTIES

         Borrower and Guarantor hereby represent and warrant, and so long as any indebtedness from Borrower to the Bank remains outstanding, continuously represents and warrants as follows:

         Section 3.1. LEGAL STATUS. Borrower is a corporation duly organized and existing under the laws of the State of Delaware, and is qualified to do business, and is in good standing, in all jurisdictions in which it conducts its business. Guarantor is an entity as described on Attachment "A", organized and existing under the laws set forth on Attachment "A", and is qualified to do business, and is in good standing, in all jurisdictions in which it conducts its business.

         Section 3.2. NO VIOLATION. The making and performance by Borrower and Guarantor of this Agreement does not violate any provision of law, or result in a breach of, or constitute a default under, Borrower's or Guarantor's articles of incorporation and bylaws, or any Loan Documents, agreement, indenture or other instrument to which Borrower or Guarantor may be a party or by which it may be bound.

         Section 3.3. LITIGATION. There are no pending or threatened actions or proceedings before any court or administrative agency against Borrower or any Guarantor which would have a material adverse effect upon the financial condition or results of operations of Borrower or any Guarantor other than those heretofore disclosed to Bank in writing.

         Section 3.4. CORRECTNESS OF FINANCIAL STATEMENTS. The financial statements heretofore and hereafter delivered by Borrower to Bank present fairly the financial condition of Borrower, consolidated with Guarantor, and have been prepared in accordance with generally accepted accounting principles consistently applied. As of the date of each such financial statement, and since such date, there has been no material adverse change in the financial condition or results of operations of Borrower or Guarantor, nor has Borrower or Guarantor mortgaged, pledged or granted a security interest in, or encumbered, any assets or properties since such date.

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         Section 3.5. AUTHORIZATION. The Loan Documents have been duly authorized, executed and delivered by Borrower and Guarantor and are the legal, valid and binding obligations of Borrower and Guarantor enforceable in accordance with their respective terms except as rights to indemnity and contribution contained in the Loan Documents may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights.

         Section 3.6. NO SUBORDINATION. The obligations of Borrower and Guarantor under this Agreement and the Loan Documents are not subordinated in right of payment or in lien priority to any obligation of Borrower or Guarantor.

         Section 3.7. PERMITS AND FRANCHISES. The Borrower or Guarantor, as applicable, now possesses, and will hereafter possess, all Licenses and Permits and Trademark Licenses, except where the failure to possess such Licenses and Permits and Trademark Licenses would not have a material adverse effect upon the financial condition or results of operations of the Borrower or any Guarantor.


                       ARTICLE IV -- CONDITIONS PRECEDENT

         The obligation of Bank to make any advance under the Loan Agreement, is subject to the fulfillment of the following conditions:

         Section 4.1. APPROVAL OF BANK COUNSEL. All legal matters incidental to all such advances hereunder shall be satisfactory to legal counsel of Bank.

         Section 4.2. COMPLIANCE. The representations and warranties contained herein shall be true as of the date of the signing of this Agreement and on the date of any advance, no Event of Default, as defined in Article VII herein, and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, shall have occurred.

         Section 4.3. DOCUMENTATION. Borrower shall have delivered to Bank in form and substance satisfactory to Bank the following described documents:

         (a) This Agreement and other Loan Documents duly executed by Borrower and Guarantor granting to Bank a first and prior perfected security interest in the Collateral;

         (b) Certified copy of Corporate Resolution of Borrower ratifying this Agreement and authorizing the execution of the Loan Documents;

         (c) Certified copy of Resolution of Guarantor ratifying this Agreement and authorizing the Guaranty Agreement and other Loan Documents;

         (d) Unlimited unconditional Guaranty Agreement from the Guarantors; and

         (e) Such other documentation as the Bank may reasonably require.


ARTICLE V -- AFFIRMATIVE COVENANTS

         Borrower and Guarantor covenant that so long as Borrower is indebted to Bank under this Agreement, Borrower and Guarantor will:

         Section 5.1. PUNCTUAL PAYMENT. Punctually pay to Bank all payments required to be made under this Loan Agreement and any Note.

         Section 5.2. ACCOUNTING RECORDS. Maintain adequate books and accounts in accordance with generally accepted accounting principles consistently applied, so that any time, and from time to time, the true and complete financial condition of Borrower consolidated with Guarantor is fairly presented and can be readily determined, and permit any representative of Bank at any reasonable time, to inspect, audit and examine such books and accounts of Borrower or any Guarantor and permit Bank to make and obtain copies of any such books and accounts, and to permit any representative of Bank to inspect the properties of Borrower and any Guarantor.

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         Section 5.3.  FINANCIAL STATEMENTS:  Furnish Bank:

         (a) Not later than 105 days after, and as of the end of each fiscal year, a financial statement of Borrower prepared by a certified public accountant to include balance sheet and income statement;

         (b) Not later than 50 days after the end of each calendar quarter, a balance sheet and statement of income of Borrower, consolidated with Guarantor, in a form satisfactory to Bank, certified correct by an officer of Borrower;

         (c) From time to time such other information as Bank may reasonably request.

         Section 5.4. NOTICE TO ACCOUNTANTS. Notify Borrower's and Guarantor's accountants in writing that Bank intends to rely upon financial information prepared by such accountants on behalf of Borrower and each Guarantor in determining whether to make any extension of credit covered by this Loan Agreement, including any advance, renewal or extension thereto.

         Section 5.5. EXISTENCE. Preserve and maintain the existence and all of the rights, privileges and franchises of Borrower and Guarantor; conduct all business in an orderly, efficient, and regular manner; and comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of a governmental authority except where the failure to preserve and maintain such rights, privileges and franchises or where the failure to comply with such laws, rules, regulations and orders would not have a material adverse effect upon the financial condition or results of operations of Borrower or any Guarantor. Provided, further, that upon the prior written consent of Bank which shall not be unreasonably withheld or delayed, Borrower or Guarantor may relocate, consolidate or close any Restaurant if such relocation, consolidation or discontinuance would not have a material adverse effect upon the financial condition or results of operations of Borrower or any Guarantor.

         Section 5.6. INSURANCE. Maintain and keep in force insurance of the types and in amounts customarily carried in the line of business similar to that of Borrower and Guarantor, including, but not limited to, fire, public liability, property damage, workers' compensation, and carried with companies and in amounts reasonably satisfactory to Bank; and Borrower and Guarantor shall deliver to Bank from time to time, at Bank's request, schedules setting forth all insurance then in effect. Borrower and Guarantor shall maintain and keep in force product liability insurance in such amounts deemed adequate and economically feasible by the parties.

         Section 5.7. FACILITIES. Keep all Borrower's and Guarantor's properties in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto as shall be reasonably necessary for the proper conduct of its business. . Provided, further, that upon the prior written consent of Bank which shall not be unreasonably withheld or delayed, Borrower or Guarantor may relocate, consolidate or close any of its facilities if such relocation, consolidation or discontinuance would not have a material adverse effect upon the financial condition or results of operations of Borrower or any Guarantor. Borrower and Guarantor shall promptly satisfy any and all mechanic's or materialmen's liens filed on any of its facilities.

         Section 5.8. TAXES AND OTHER LIABILITIES. Pay and discharge when due any and all indebtedness, obligations, assessments, and taxes of Borrower or Guarantor, except such as it may in good faith contest or as to which a bona fide dispute may arise.

         Section 5.9. LITIGATION. Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower or Guarantor where the amount sought exceeds $50,000.

         Section 5.10. NOTICE TO BANK. Promptly give notice in writing to Bank of (a) the occurrence of any Event of Default, as defined in Article VII; (b) any change in the name, identity or corporate structure of Borrower or Guarantor; or (c) any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of an aggregate of $100,000 to Borrower or to Guarantor.

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         Section 5.11. SECURITY DOCUMENTATION. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction initial financing statements and/or any amendments thereto which (i) indicate the Collateral (A) as "all assets" or "all personal property" of Borrower and/or Guarantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of Kansas or such other jurisdiction or (B) as being of an equal or lesser scope or with greater detail and (ii) contain any other information required by part 5 of
Article 9 of the Uniform Commercial Code of the applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date of this Agreement.

         Section 5.12. FINANCIAL CONDITIONS. Maintain Borrower's financial condition, when consolidated with Guarantor, as follows:

         (a) Borrower shall maintain Net Worth of not less than $20,000,000.

         (b) Borrower's Indebtedness to Bank plus any Capital Lease Excess, shall not exceed the lesser of (i) $20,000,000, or (ii) (EBITDA x EBITDA Multiple) + (New Restaurants x $250,000). If such limit is exceeded, Borrower shall immediately reduce its outstanding Indebtedness to Bank as required to bring itself into compliance with the foregoing financial condition.

         Section 5.13. PAYMENT OF COSTS AND EXPENSES. Borrower and Guarantor agree to pay to Bank, on demand, all reasonable and necessary costs and expenses as provided in this Agreement and the other Loan Documents, and all costs and expenses reasonably and necessarily incurred by Bank from time to time in connection with this Agreement and the other Loan Documents, including, without limitation, those reasonably and necessarily incurred in: (i) preparing, negotiating, amending, waiving or granting consent with respect to the terms of any or all of the Loan Documents; (ii) enforcing the Loan Documents; (iii) performing any of Borrower's or Guarantor's duties under the Loan Documents upon Borrower's or Guarantor's failure to perform them; (iv) filing financing statements, assignments or other documents relating to the Collateral (e.g., filing fees, registration taxes); (v) compromising, pursuing, or defending any controversy, action or proceeding resulting, directly or indirectly, from Bank's relationship with Borrower or Guarantor, regardless of whether Borrower or Guarantor is a party to such controversy, action or proceeding and whether the controversy, action or proceeding occurs before or after all indebtedness owing to Bank by Borrower and Guarantor has been paid in full; provided, however, that Borrower and Guarantor shall not be liable to Bank for costs and expenses resulting from the gross negligence or the willful misconduct of Bank in connection therewith; (vi) enforcing or collecting any part of the indebtedness owing to Bank by Borrower or any guaranty contemplated under the Loan Documents;
(vii) actual out of pocket expenses of Bank incurred to employ collection agencies or other agents to collect any or all of the accounts and accounts receivables; and (viii) obtaining independent appraisals of the Collateral from time to time as deemed reasonably necessary by Bank. Any amount due to Bank pursuant to this Section shall, if not paid upon demand, accrue interest at the per annum rate of 5 percentage points over Bank's base rate as adjusted from time to time.


ARTICLE VI -- NEGATIVE COVENANTS

         Borrower and Guarantor covenants that so long as Borrower is indebted to Bank, Borrower and Guarantor will not, without prior written consent of Bank which shall not be unreasonably withheld or delayed:

         Section 6.1. OTHER INDEBTEDNESS. Create, incur, or permit to exist any liabilities resulting from borrowings, leases, loans or advances, whether secured or unsecured, or any liens, mortgages or other encumbrances, except:

         (a) Indebtedness to Bank,

         (b) Obligations of Borrower or Guarantor under Operating Leases,

         (c) Obligations of Borrower or Guarantor under Capital Leases aggregating less than one million dollars ($1,000,000), computed on a consolidated basis;

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         (d) Other indebtedness of Borrower or Guarantor outstanding on the date of this Agreement and reflected in its financial statements or otherwise disclosed in writing to Bank; and

         (e) Obligations in the ordinary course of business.

         Section 6.2. MERGER, CONSOLIDATION, SALE OF ASSETS. Merge into or consolidate with any corporation or other entity or acquire all or substantially all of the assets of any other corporation or entity; or sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets.

         Section 6.3. GUARANTIES, ADVANCES AND DIVIDENDS. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments in the ordinary course of business) or accommodation for the debt or obligations of any person or entity, or make advances to officers or employees in excess of $50,000 in the aggregate, other than regularly scheduled salary payments and regular payments to an existing qualified profit or pension plan.


ARTICLE VII -- EVENTS OF DEFAULT

         Section 7.1. EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default.

         (a) Default by Borrower in any payment of principal or interest under any indebtedness to Bank or any sum due in this Agreement; or

         (b) Any representation or warranty made by Borrower or Guarantor hereunder which shall be incorrect in any material respect; or

         (c) Default by Borrower or Guarantor in the performance of any other term, covenant or agreement contained herein, which default is not cured within 20 days from its occurrence; or

         (d) Default by Borrower or Guarantor under the terms of any agreement, note or other instrument except to the extent that such default could not reasonably be expected to have a material adverse effect on the financial condition of Borrower or any Guarantor or where such default has been cured within 30 days; provided, however, that if Borrower or Guarantor defaults in its performance under any other agreement, note, or instrument and such default causes Borrower's or Guarantor's obligations to be immediately due and payable, then Bank, in its sole discretion, may immediately exercise its rights under
Section 7.3 herein; or

         (e) The failure of Borrower or Guarantor to promptly pay and discharge any final judgment, levy of attachment, execution or other process against the assets of Borrower and such judgment be not satisfied, or such levy or other process be not removed, within 30 days after the date on which any period for appeal has expired; or

         (f) Borrower or Guarantor shall be adjudicated a bankrupt or insolvent, or shall consent to or apply for the appointment of a receiver, trustee or liquidator of itself or any of its property, or shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy or voluntary petition or an answer seeking reorganization or arrangement in a proceeding under any bankruptcy law; or

         (g) There shall have occurred a material adverse change, as reasonably determined by Bank, in the financial condition or results in operations of the Borrower or Guarantor since the date of this Agreement including, but not limited to, a change in ownership or management of Borrower or Guarantor; or

         (h) An Event of Default (as defined in the other Loan Documents) occurs in any of the other Loan Documents.

         Section 7.2. ENVIRONMENTAL EVENTS OF DEFAULT. Any of the following shall constitute an additional Event of Default:

         (a) If Bank receives its first notice of a hazardous discharge or environmental complaint from a source other than Borrower or Guarantor, and Bank does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice given by Certified Mail, Return Receipt Requested) of such hazardous discharge or environmental complaint from Borrower or Guarantor within seven (7) days of the time Bank first receives said notice from a source other than Borrower or Guarantor; or

         (b) If any federal, state or local agency asserts or creates a lien in excess of $50,000 on any or all of the assets, equipment, property, leaseholds or other facilities of the Borrower by reason of the occurrence of a hazardous discharge or environmental complaint; or

         (c) If any federal, state or local agency asserts a claim against Borrower or Guarantor and/or its assets, equipment, property, leaseholds or other facilities for damages or cleanup costs in excess of $50,000 relating to a hazardous discharge or environmental complaint; provided, however, such claim shall not constitute an Event of Default if, within ten (10) business days of the occurrence giving rise to the claim;

                  (i) Borrower or Guarantor can demonstrate to Bank's satisfaction that Borrower or Guarantor has commenced and is diligently pursuing either: (1) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (2) proceedings for an injunction, a restraining order or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) business days of the occurrence giving rise to the claim and the injunction, order or emergency relief is not thereafter resolved or reversed on appeal; and

                  (ii) In either of the foregoing events, Borrower or Guarantor has posted a bond, letter of credit or other security satisfactory in form, substance and amount to both Bank and the agency or entity asserting the claim to secure the correction of the event that constitutes the basis for the claim.

         Section 7.3. EFFECT OF EVENT OF DEFAULT. At the sole discretion of Bank and without notice to Borrower or Guarantor and without affecting Bank's right to accelerate any payment terms, if an Event of Default shall occur the interest rate on each Note representing any indebtedness of Borrower to Bank shall be increased two (2) percentage points for as long as such Event of Default continues.

         Section 7.4 ACCELERATION. If an Event of Default shall occur, any indebtedness of Borrower under this Agreement or any Note, any term of such Note to the contrary notwithstanding, shall, at Bank's option and without notice become immediately due and payable without presentment, notice or demand, all of which are hereby expressly waived by Borrower and Guarantor; and the obligation, if any, of the Bank to permit further borrowings hereunder shall immediately cease and terminate.


ARTICLE VIII -- ENVIRONMENTAL

         Section 8.1. SURVIVAL. This Article shall survive the expiration or termination of this Agreement.

         Section 8.2.  REPRESENTATIONS AND WARRANTIES.

         (a) Borrower and Guarantor have duly complied in all material respects with, and its business, operations, assets, equipment, property, leaseholds or other facilities are in compliance in all material respects with, the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder.

         (b) Borrower and Guarantor have been issued and will maintain all required federal, state and local permits, licenses, certificates and approvals relating to (i) air emissions, (ii) discharges to surface or groundwater, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), or (vi) other environmental, health or safety matters. A true, accurate and complete list of all such permits, licenses, certificates and approvals will be made available at Bank's request.

         (c) Borrower and Guarantor have received no notice of, and neither knows of nor suspect, facts which might constitute any violations of any federal, state or local environmental, health or safety laws, codes or ordinances and any rules or regulations promulgated thereunder with respect to its business, operations, assets, equipment, property, leaseholds or other facilities.

         (d) Except in accordance with a valid governmental permit, license, certificate of approval attached hereto, there has been no emission, spill, release or discharge into or upon (i) the air, (ii) soils or any improvements located thereon, (iii) surface water or groundwater, or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing the premises, of any toxic or hazardous substances or wastes at or from the premises in amounts that would require corrective action; and accordingly the premises contain no such toxic or hazardous substances or wastes above amounts that would require corrective action.

         (e) Except where Borrower or Guarantor have provided written notification to Bank, there has been no complaint, order, directive, claim, citation or notice by any governmental authority or any person or entity with respect to (i) air emissions, (ii) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises,
(iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or waste or (vi) other environmental, health or safety matters affecting the Borrower, Guarantor or its business, operations, assets, equipment, property, leaseholds, or other facilities.

         Section 8.3. BORROWER'S AND GUARANTOR'S LIABILITY. Borrower and Guarantor have no indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, clean-up or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such indebtedness, obligation or liability with respect to any current regulation, law or statute regarding such storage, treatment, clean-up or disposal).

         Section 8.4. AFFIRMATIVE COVENANTS. Borrower and Guarantor will, unless Bank shall otherwise consent in writing:

         (a) Be and remain in compliance in all material respects with the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations issued thereunder;

         (b) Notify the Bank immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party;

         (c) Notify the Bank immediately of any hazardous discharge from or affecting its premises; and

                  (i) Immediately contain and remove the same, in compliance in all material respects with all applicable laws; and

                  (ii) Promptly pay any fine or penalty assessed in connection therewith;

         (d) Permit the Bank to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence and records pertaining thereto; and

         (e) At the Bank's request, and at the Borrower's and Guarantor's expense, provide a report to Bank of a qualified environmental engineer, satisfactory in scope, form, and content to the Bank, and such other and further assurances reasonably satisfactory to the Bank that the condition has been corrected.

         Section 8.5. INDEMNIFICATION. Borrower and Guarantor hereby agree to defend, indemnify, and hold the Bank harmless from and against any and all claims, damages, judgments, penalties, costs and expenses (including reasonable attorney fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from the activities of Borrower and Guarantor, their predecessors in interest, or third parties with whom it has a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health or safety law, whether such claims are asserted by any governmental agency or any other person. This indemnity shall survive termination of this Agreement.

ARTICLE IX -- MISCELLANEOUS

         Section 9.1. CASH COLLATERAL ACCOUNT. Upon request of Bank, Borrower agrees to establish with Bank cash collateral account or dominion of funds arrangement whereby all proceeds secured to Bank are deposited directly with Bank.

         Section 9.2. WAIVER. No delay or failure of Bank, in exercising any right, power or privilege hereunder, shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege hereunder, shall affect such right, power or privilege. The rights and remedies of Bank hereunder are cumulative and not exclusive. Any waiver, permit, consent or approval of any kind to Bank, of any breach or default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in such writing.

         Section 9.3. JURY WAIVER. Borrower and Guarantor expressly waive any right to a trial by jury in any action or proceedings to enforce or defend any rights hereunder or under any amendment, instrument, document or agreement delivered, or which may hereafter be delivered, to or by Borrower or Guarantor.

         Section 9.4. NOTICES. All notices, requests and demands given to or made upon the respective parties shall be deemed to have been given or made when deposited in the mail, postage prepaid, and addressed as follows:

                  Borrower:         TENT Finance, Inc.
                                    300 Crescent Court, Suite 850
                                    Attn: James K. Zielke
                                    Dallas, Texas 75201

                  Bank:             INTRUST Bank, N.A.
                                    P.O. Box One
                                    Attn:  Bruce A. Long, Sr. Vice President
                                    Wichita, KS  67201

                  Guarantor:        As Set Forth On Attachment "A".

         Section 9.5. WRITTEN AGREEMENTS. THIS LOAN AGREEMENT, TOGETHER WITH OTHER WRITTEN AGREEMENTS OF THE PARTIES, IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE BANK, THE BORROWER AND GUARANTOR, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES. ANY NON-STANDARD TERM MUST BE WRITTEN BELOW TO BE ENFORCEABLE.



         BY SIGNING BELOW THE PARTIES AFFIRM THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THEM.



"BANK"                                      "BORROWER"

INTRUST BANK, N.A.                          TENT FINANCE, INC.


By: /s/ BRUCE A. LONG                       By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Bruce A. Long, Sr. Vice President           Gary M. Judd, President

                                            Total Entertainment Restaurant Corp.

                                            By: /s/ GARY M. JUDD
                                                --------------------------------
                                                Gary M. Judd, President & COO

                                   "GUARANTOR"
                                   -----------


ALABAMA FOX & HOUND, INC.                   FOX & HOUND OF ARIZONA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


BaILEY'S SPORTS GRILLE F/K/A
B.R.T. DUCK HUNTING CLUB, INC. (NON PROFIT) FOX & HOUND OF LITTLETON, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF COLORADO, INC.               FOX & HOUND OF TEXAS, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


F & H RESTAURANT CORP.                      BAILEY'S SPORTS GRILLE, INC. FKA
                                            BSGI, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF INDIANA, INC.                TENT MANAGEMENT, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


F & H OF KENNESAW, INC.                     F & H RESTAURANT OF GEORGIA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF KANSAS, INC.                 FOX & HOUND OF ILLINOIS, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President

FOX & HOUND OF MARYLAND, INC.               F & H OF IOWA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF MISSOURI, INC.               FOX & HOUND OF LOUISIANA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF NEW JERSEY, INC.             FOX & HOUND OF MICHIGAN, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


NORTH CAROLINA FOX & HOUND, INC.            FOX & HOUND OF NEBRASKA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF OKLAHOMA, INC.               FOX & HOUND OF NEW MEXICO, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF TENNESSEE, INC.              FOX & HOUND OF OHIO, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


DOWNTOWN BEVERAGE CORP.                     PENNSYLVANIA FOX & HOUND, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FUQUA BEVERAGE CORP.                        GUADALUPE BEVERAGE CORP.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President

FOX & HOUND OF HOUSTON #2, LTD.,            FOX & HOUND OF DALLAS #3, LTD.,
F & H RESTAURANTS OF TEXAS, INC.,           F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER                             GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF HOUSTON #3, LTD.,            JACKSON BEVERAGE CORPORATION F/K/A
F & H RESTAURANTS OF TEXAS, INC.,           N. COLLINS BEVERAGE, INC.
GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


F & H RESTAURANTS OF TEXAS, INC.            RAIDER BEVERAGE CORPORATION


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF LEWISVILLE, LTD.,            FOX & HOUND OF SAN ANTONIO, LTD.,
F & H RESTAURANT CORP.,                     F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER                             GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


MIDWAY ENTERTAINMENT, LTD.,                 FOX & HOUND OF LUBBOCK, LTD.,
FOX & HOUND II, INC.,                       F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER                             GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


CAMPBELL BEVERAGE CORP.                     FOX & HOUND CLUB (NONPROFIT)


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President

FOX & HOUND OF HOUSTON, LTD.,               FOX & HOUND OF AUSTIN, LTD.,
F & H RESTAURANTS OF TEXAS, INC.,           F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER                             GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


ROCKET BEVERAGE CORPORATION                 FOX & HOUND, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


LEWISVILLE BEVERAGE CORP. (NONPROFIT)       FOX & HOUND II, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF FORT WORTH, LTD.,            FOX & HOUND OF DALLAS, LTD.,
  Fox & Hound, Inc., General Partner          F & H Restaurants of Texas, Inc.,
                                              General Partner


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


SHENANDOAH BEVERAGE CORP.                   BRYANT BEVERAGE CORPORATION


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


505 ENTERTAINMENT, LTD.,                    N. COLLINS ENTERTAINMENT, LTD.,
FOX & HOUND, INC., GENERAL PARTNER          FOX & HOUND, INC., GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF VIRGINIA, INC.               SKILLMAN BEVERAGE CORP. (NONPROFIT)


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF RICHARDSON, LTD.,
F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER

By: /s/ GARY M. JUDD
    ---------------------------------
    Gary M. Judd, President

         Section 9.6. KANSAS LAW APPLICABLE. This Agreement shall be construed in accordance with the laws of the State of Kansas, without regard to principles of conflicts of laws, and applicable federal law. Borrower expressly agrees that jurisdiction and venue for all legal proceedings filed in connection herewith shall lie exclusively in Sedgwick County, Kansas.

         Section 9.7. OTHER LOAN DOCUMENTS. Borrower and Guarantor understands and agrees that it is additionally bound by the terms and conditions of the other Loan Documents, which such terms and conditions are incorporated herein and made a part of this Agreement. To the extent that any term or provision contained in other Loan Documents conflicts with a term or provision of this Agreement, the term or provision providing the Bank the most security or the greatest right shall control.

         Section 9.8. PREVIOUS SECURITY AGREEMENTS. Any security interest previously granted to Bank by Borrower and/or Guarantor shall survive and continue to exist in priority.

         Section 9.9. REPLACEMENT OF PRIOR LOAN AGREEMENTS. This Agreement is intended to fully supersede and replace all prior loan agreements and amendments thereto.

Section 9.10. BINDING EFFECT. The rights and obligations of the parties under this Agreement shall inure to the benefit of, and shall be binding upon their heirs, personal representatives, successors and assigns.

         Section 9.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day first above written.


"BANK"                                      "BORROWER"

INTRUST BANK, N.A.                          TENT FINANCE, INC.


By: /s/ BRUCE A. LONG                       By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Bruce A. Long, Sr. Vice President           Gary M. Judd, President

                                            Total Entertainment Restaurant Corp.

                                            By: /s/ GARY M. JUDD
                                                --------------------------------
                                                Gary M. Judd, President & COO


                                   "GUARANTOR"
                                   -----------


ALABAMA FOX & HOUND, INC.                   FOX & HOUND OF ARIZONA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


BaILEY'S SPORTS GRILLE F/K/A
B.R.T. DUCK HUNTING CLUB, INC. (NON PROFIT) FOX & HOUND OF LITTLETON, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF COLORADO, INC.               FOX & HOUND OF TEXAS, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


F & H RESTAURANT CORP.                      BAILEY'S SPORTS GRILLE, INC. FKA
                                            BSGI, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF INDIANA, INC.                TENT MANAGEMENT, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President

F & H OF KENNESAW, INC.                     F & H RESTAURANT OF GEORGIA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF KANSAS, INC.                 FOX & HOUND OF ILLINOIS, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF MARYLAND, INC.               F & H OF IOWA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF MISSOURI, INC.               FOX & HOUND OF LOUISIANA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF NEW JERSEY, INC.             FOX & HOUND OF MICHIGAN, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


NORTH CAROLINA FOX & HOUND, INC.            FOX & HOUND OF NEBRASKA, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF OKLAHOMA, INC.               FOX & HOUND OF NEW MEXICO, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF TENNESSEE, INC.              FOX & HOUND OF OHIO, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President

DOWNTOWN BEVERAGE CORP.                     PENNSYLVANIA FOX & HOUND, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FUQUA BEVERAGE CORP.                        GUADALUPE BEVERAGE CORP.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF HOUSTON #2, LTD.,            FOX & HOUND OF DALLAS #3, LTD.,
F & H RESTAURANTS OF TEXAS, INC.,           F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER                             GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF HOUSTON #3, LTD.,            JACKSON BEVERAGE CORPORATION F/K/A
F & H RESTAURANTS OF TEXAS, INC.,           N. COLLINS BEVERAGE, INC.
GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


F & H RESTAURANTS OF TEXAS, INC.            RAIDER BEVERAGE CORPORATION


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF LEWISVILLE, LTD.,            FOX & HOUND OF SAN ANTONIO, LTD.,
F & H RESTAURANT CORP.,                     F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER                             GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


MIDWAY ENTERTAINMENT, LTD.,                 FOX & HOUND OF LUBBOCK, LTD.,
FOX & HOUND II, INC.,                       F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER                             GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President

CAMPBELL BEVERAGE CORP.                     FOX & HOUND CLUB (NONPROFIT)


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF HOUSTON, LTD.,               FOX & HOUND OF AUSTIN, LTD.,
F & H RESTAURANTS OF TEXAS, INC.,           F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER                             GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


ROCKET BEVERAGE CORPORATION                 FOX & HOUND, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


LEWISVILLE BEVERAGE CORP. (NONPROFIT)       FOX & HOUND II, INC.


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF FORT WORTH, LTD.,            FOX & HOUND OF DALLAS, LTD.,
  Fox & Hound, Inc., General Partner          F & H Restaurants of Texas, Inc.,
                                              General Partner


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


SHENANDOAH BEVERAGE CORP.                   BRYANT BEVERAGE CORPORATION


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


505 ENTERTAINMENT, LTD.,                    N. COLLINS ENTERTAINMENT, LTD.,
FOX & HOUND, INC., GENERAL PARTNER          FOX & HOUND, INC., GENERAL PARTNER


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President


FOX & HOUND OF VIRGINIA, INC.               SKILLMAN BEVERAGE CORP. (NONPROFIT)


By: /s/ GARY M. JUDD                        By: /s/ GARY M. JUDD
    ---------------------------------           --------------------------------
    Gary M. Judd, President                     Gary M. Judd, President

FOX & HOUND OF RICHARDSON, LTD.,
F & H RESTAURANTS OF TEXAS, INC.,
GENERAL PARTNER

By: /s/ GARY M. JUDD
    ---------------------------------
    Gary M. Judd, President